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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  December 26, 1996

        Trans-World  Insurance  Company  d/b/a  Educaid (as
        Seller) on behalf of ClassNotes Trust 1995-I
        (f/k/a Education Loan Alliance 1995-I).

        Trans-World Insurance Company d/b/a Educaid, as Seller
        (Exact name of registrant as specified in its charter)

         Arizona                 33-89200        86-0255348
(State or other                  (Commission     (IRS Employer
jurisdiction of incorporation)   File Number)    ID Number)


 3301 C Street, Suite 100-M, Sacramento, California       95816
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                              (916) 446-5000


                  N/A
(Former name or former address, if changed since last report)


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Item 7.     Financial Statements, Pro Forma Financial Information
            and Exhibits.

  (c)  Exhibits

       Exhibit No.

          23.1    Consent of KPMG Peat Marwick LLP,
                   dated as of December 26, 1996, in
                   connection with the consolidated
                   financial statements of AMBAC
                   Indemnity Corporation and
                   Subsidiaries.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CLASSNOTES TRUST 1995-I
                                     (f/k/a EDUCATION LOAN ALLIANCE 1995-I)

                                     By:


                                     TRANS-WORLD INSURANCE COMPANY, Seller



                                     By:/s/ Morton Dear
                                        Name:  Morton Dear
                                        Title: Executive Vice President
                                               of Trans-World Insurance Company
                                               d/b/a Educaid



Dated: December 26, 1996



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                                  EXHIBIT INDEX


Exhibit     Description of Exhibit                                      Page No.

23.1        Consent of KPMG Peat Marwick LLP,
            dated as of December 26, 1996.....................................